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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)       December 20, 2002
                                                 -------------------------------


                     Southwestern Water Exploration Company
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               (Exact name of Registrant as specified in charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)


       33-16110-D                                         84-1062895
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(Commission File Number)                       (IRS Employee Identification No.)


       4391 South Pearl Street
            Las Vegas, NV                                   89121
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (800) 661-9169


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On December 20, 2002, Southwestern Water Exploration Company (the "Registrant") issued a press release (attached hereto as Exhibit 99.1 and incorporated by reference herein) announcing that independent sources commissioned by the Registrant had determined that it is impossible at this point to calculate the fair market value of the water reserves contained in the aquifer discovered by its Rehoboth #1 drilling project. The Registrant also announced that engineering reports confirmed the amount of water minimally available for development.

ITEM 7. EXHIBITS.

     (a)  None

     (b)  None

     (c)  Exhibits.

               99.1  Press Release dated December 20, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Southwestern Water Exploration Co.
                                        ----------------------------------
                                                   (Registrant)

     Date: December 20, 2002            By: /s/ Tor S. Boswick
                                           -------------------------------
                                            Chief Executive Officer